REVOLVING CREDIT AND SECURITY AGREEMENT
                     ---------------------------------------



         AGREEMENT made as of the 29th day of February, 1996, between LORI ZITO D/B/A ELDERLY DEVELOPMENT COMPANY (the "Borrower"), and INTEGRATED HEALTH SERVICES RETIREMENT MANAGEMENT, INC., a Delaware corporation ("Lender").

         WHEREAS, Borrower is the holder of five land contracts in Escondido, Yorba Linda, Riverside, Rancho Mirage, and Sen Bernardino, California (the "Sites") and any additional land contracts entered into by Borrower with the approval of Lender, as scheduled on Exhibit A attached hereto (collectively, the "Land Contracts"); and

         WHEREAS, Borrower wishes to obtain a loan to finance the development of assisted living facilities ("Facilities") on the Sites; and

         WHEREAS, Lender is willing to make available to Borrower a revolving line of credit in the maximum amount of $750,000.00, and Borrower wishes to obtain such revolving line of credit, all upon the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the parties hereby agree that:

1.       Revolving Credit Loan.
         ---------------------
         Subject to the terms and conditions hereof and relying upon the representations and warranties of Borrower herein set forth, Lender shall make a revolving credit loan ("Loan") to Borrower, provided that the aggregate principal amount of all Loans at any one time outstanding to the Borrower shall not exceed the sum of SEVEN HUNDRED FIFTY THOUSAND ($750,000.00) DOLLARS. Within such limits of amount, and subject to the other provisions of this Agreement, the Borrower may borrow, repay, and reborrow pursuant to this Section 1. The proceeds of the Loan shall only be used for the development of the Facilities pursuant to the Land Contracts. At any time when Borrower wishes to borrow any amounts under the Loan, Borrower will notify Lender of the amount requested and proposed use of the proceeds, and, subject to Lender's approval, Lender will use its best efforts to remit the amount requested to Borrower within ten (10) business days of the request.

2.       Loan Note.
         ----------
         The obligation of the Borrower to repay the aggregate unpaid principal amount of the Loans, together with interest thereon, shall be evidenced by that certain revolving credit demand note (the "Loan Note") of Borrower of even date herewith, payable to the order of Lender in a face amount equal to the maximum loan amount set forth in Section 1, above, and payable upon the demand of Lender.

3.       Repayment of the Loan.
         ---------------------
         (a) Interest on the Loan shall be payable monthly at a rate per annum of eleven and three quarters of one (11-3/4%) percent.

         (b) The entire outstanding principal balance of the Loan Note, and all accrued and unpaid interest thereon, shall be fully due and payable by the Borrower upon the demand of the Lender.

4.       Grant of Security Interest.
         --------------------------
         (a) Borrower hereby grants to Lender a lien and security interest in all of the following described property (the "Collateral"):

                  (i)      Borrower's   interest   in   any   and   all  of  the
documentation,   including   architectural   plans,   of  the   development  and
construction of the Facilities;

                  (ii)     an assignment of the Land Contracts;

                  (iii) Borrower's interest in any and all licenses, permits and other governmental approvals for the Facilities; and

                  (iv)     any and all proceeds of any of the foregoing.

         (b) The lien and security interest granted herein is given to secure performance and payment of all obligations, fees and indebtedness of Borrower to Lender or any of its subsidiaries of whatever kind and whenever or however created or incurred, whether now existing or hereafter arising (hereinafter called the "Obligations"), including, without limiting the generality of the foregoing, any such obligations or indebtedness arising under this Agreement.

         (c) Borrower will take any and all action requested by Lender to perfect Lender's security interest in the Collateral granted pursuant to the terms of this Section 4, including, without limitation, the execution and filing of financing statements in any jurisdiction which Lender deems appropriate.

5.       Priority of Lien.
         -----------------
         Borrower represents, warrants and agrees that (i) Borrower owns good and indefeasible title to the Collateral, (ii) no security interest or lien has been created by Borrower, or is known by Borrower to exist with respect to any Collateral, (iii) no financing statement or other security instrument is on file in any jurisdiction covering such Collateral, (iv) Borrower will not create any other security interest or lien and will not file or permit to be filed any other financing statement or other security instrument with respect to the Collateral other than required pursuant to Section 4 hereof, without the consent of Lender, (v) Borrower will not incur any additional debt without the prior written consent of Lender, and (vi) Borrower will not sell, assign, transfer or in any other way alienate Borrower's rights under the Land Contracts without the prior written consent of Lender. Borrower will execute, deliver and file such financing statements, security agreements and other documents as may be requested by Lender from time to time to confirm, perfect and preserve the security interest created hereby, and in addition, hereby authorizes Lender to execute on behalf of Borrower, deliver and file such financing statements, security agreements and other documents without the signatures of Borrower, all at the expense of Borrower. The lien herein referred to as security for the Obligations, in favor of Lender, is and shall be first, prior and superior to all other liens with respect to the Collateral.

6.       Additional Covenants of Borrower.
         --------------------------------
         (a) Until the Obligations are paid in full, and subject to the provisions of Section 7, below, Borrower agrees that she will:

                  (i) furnish or cause to be furnished to the Lender any financial or other information that the Lender may reasonably deem necessary or desirable;

                  (ii) duly pay and discharge all taxes, assessments and governmental charges owed by or against Borrower or any of its properties, prior to the date on which penalty will attach thereto, unless and only to the extent that any such taxes are contested in good faith by appropriate proceedings by Borrower;

                  (iii)    take  whatever  actions are  necessary to comply with
                           all   statutes   and   regulations    governing   the
                           construction of the Facilities;

                  (iv) promptly cure any defects in the execution and delivery of this Agreement and all other instruments executed in connection with this transaction;

                  (v) execute and deliver or cause to be executed and delivered any other instruments or documents which the Lender may reasonably request;

                  (vi) promptly notify the Lender of any Event of Default discovered by Borrower;

                  (vii) provide Lender with monthly development reports regarding the status of the Sites, including, without limitation, progress updates on any relevant due diligence dates and deadlines under the Land Contracts; and

                  (viii) not incur any pre-development costs for the Sites without the prior approval of Lender which shall not be unreasonably withheld.

7.       Remedies.
         --------
         If all or any part of the Obligations shall become due and payable, Lender shall have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies which Lender may have under law or in equity, the following rights and remedies: to foreclose the liens and security interests created under this agreement or under any other agreement relating to Collateral by any available judicial procedure or without judicial process, to enter any premises where any Collateral may be located for the purpose of taking possession or removing the same, to sell, assign, lease, or otherwise dispose of the Collateral or any part thereof, either at public or private sale or at any broker's board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lender, all at Lender's sole option and as Lender in its sole discretion may deem advisable, and Lender and Borrower may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by the Borrower, and Lender shall have the right at its option to apply or be credited with the amount of all or any part of the Obligations owing to Lender against the purchase price bid by Lender at any such sale. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of Collateral shall be applied first, to the expenses (including all attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations, application as to particular Obligations or against principal or interest to be in Lender's absolute discretion. The
Borrower shall be liable to Lender and shall pay to Lender on demand any deficiency which may remain after such sale, disposition, collection or liquidation of Collateral, and Lender in turn agrees to remit to the Borrower any surplus remaining after all Obligations have been paid in full. The Borrower will, at Lender's request, assemble all Collateral and make it available to Lender at places which Lender may select, whether at premises of the Borrower or elsewhere, and will make available to Lender all premises and facilities of the Borrower for the purpose of Lender's taking possession of Collateral or of removing or putting the Collateral in saleable form.

8.       Waivers.
         -------
         With respect to both Obligations and Collateral, the Borrower assents to any extension or postponement of the time of payment or other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender may exercise its rights with respect to Collateral without resorting or regard to other Collateral or sources of reimbursement for Obligations. The Lender shall not be deemed to have waived any of its rights upon or under Obligations or Collateral unless such waiver be in writing and signed by the Lender. No delay or omission on the part of the Lender on Obligations or

Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised separately or concurrently.

9.  Transfers by Lender.
    -------------------
         Lender may transfer any or all of the Obligations, and upon any such transfer Lender may transfer any or all of the Collateral and shall be fully discharged thereafter from all liability with respect to the Collateral so transferred, and the transferee shall be vested with all rights, powers and remedies of Lender hereunder with respect to Collateral so transferred; but with respect to any Collateral not so transferred Lender shall retain all rights, powers and remedies hereby given. Lender may at any time deliver any or all of the Collateral to Borrower, whose receipt shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability therefor.

10.  Definition of Borrower.
     ----------------------
         The term "Borrower" as used throughout this Agreement shall include (a) the successors and assigns of Borrower; (b) any individual, association, trust, partnership, corporation, or other entity to which all or substantially all of the business or assets of Borrower shall have been transferred or with or into which the business of Borrower shall have been merged, consolidated, reorganized or absorbed; and (c) in the case of a partnership or joint venture, any general or limited partnership or joint venture which shall have been created by reason of, or continued in existence after, the admission of any new partner, partners or joint venturers therein or the dissolution of the existing partnership or joint venture by the death, resignation or other withdrawal of any partner or joint venturer.

11.  Continuing Agreement.
     --------------------
         This is a continuing agreement and all the rights, powers and remedies of Lender hereunder shall continue to exist unless (a) all Obligations shall have been paid in full, or (b) Lender, upon request of Borrower, has executed a termination statement. Otherwise this Agreement shall continue irrespective of the fact that any or all of the Obligations may have become barred by any statute of limitations or that the liability of Borrower may have ceased, and notwithstanding the death, incapacity or bankruptcy of Borrower or any other event or proceeding affecting Borrower. The rights, powers and remedies of Lender hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and, regardless of whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, powers and remedies are asserted, Lender shall have the rights, powers and remedies of a Lender under the Uniform Commercial Code, as amended. No forbearance or delay by Lender in exercising any right, power or remedy shall be deemed a waiver thereof or preclude any other or further exercise thereof; and no single or partial exercise of any right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any right, power or remedy.


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

12.  Maximum Interest.
     ----------------

         All agreements between Borrower and Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Agreement or advancement of the loan proceeds, acceleration of maturity of the Obligations, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled
                                      ---- -----
shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Obligations and not to the payment of interest.

13.  Borrower's Representations and Warranties.
     -----------------------------------------
         To induce the Lender to enter into the transactions provided for herein, Borrower represents and warrants to Lender that:

         (a) Borrower is duly authorized to execute and deliver this Agreement and to perform all of her obligations under this Agreement, including the execution, delivery and performance of whatever additional documents are necessary or required in connection with the transactions contemplated herein;

         (b) the execution and delivery by Borrower of this Agreement and the performance by Borrower of her obligations under this Agreement do not and will not conflict with any provision of law, or of any other agreement affecting or binding upon Borrower;

         (c) this Agreement, when duly executed and delivered, will be the valid and binding obligation of Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and except to the extent that the availability of specific performance thereof may be limited by principles of equity; and

         (d) the proceeds of the Loan will be used for business purposes, and the Loan constitutes a commercial loan.

14.      Notices.
         -------
         Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally or upon the date received if mailed postage pre-paid, registered, or certified mail, addressed as follows:

      To the Borrower:   Lori Zito
                         35B Red Hill Circle
                         Tiburon, CA 94920
                         ------------------------------------------------------

      To the Lender:     Integrated Health Services Retirement Management, Inc.
                         10065 Red Run Boulevard
                         Owings Mills, MD 21117
                         Attention: Daniel J. Booth

      With copies to:    Integrated Health Services Retirement Management, Inc.
                         10065 Red Run Boulevard
                         Owings Mills, MD 21117
                         Attention: Marshall A. Elkins, Esq.

                         Blass & Driggs
                         461 Fifth Avenue, 19th Floor
                         New York, NY 10017
                         Attention: Michael S. Blass, Esq.

or to such other address, and to the attention of such other person or officer as either party may designate in writing by notice.

15.      Applicable Law.
         --------------
         The substantive laws of the State of Maryland shall govern the validity, construction, enforcement and interpretation of this Agreement and all other documents and instruments referred to herein, unless otherwise specified therein.


                       [SIGNATURES ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

BORROWER:                               LENDER:

                                        INTEGRATED HEALTH
                                        SERVICES RETIREMENT
                                        MANAGEMENT, INC.


By:                                        By:
   ----------------------------               ------------------------------
       Lori Zito d/b/a/
   Elderly Development Company

                                AMENDMENT NO. 1
                                       TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT



         THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AND SECURITY AGREEMENT (the "First Amendment") is made as of the 9 day of July, 1996, by and between LORI ZITO D/B/A ELDERLY DEVELOPMENT COMPANY (the "Borrower"), and INTEGRATED LIVING COMMUNITIES RETIREMENT MANAGEMENT, INC., a Delaware corporation ("Lender").

         WHEREAS, Borrower and Lender have entered into that certain revolving credit and security agreement dated February 29, 1996 (the "Revolving Credit and Security Agreement"); and

         WHEREAS, pursuant to the Revolving Credit and Security Agreement, Lender made available to Borrower a revolving line of credit in the maximum amount of $750,000, pursuant to the terms and conditions set forth therein; and

         WHEREAS, Lender was formerly known as "Integrated Health Services Retirement Management, Inc."; and

         WHEREAS, the parties wish to amend the Revolving Credit and Security Agreement to increase the maximum amount of the line of credit to $1,000,000.

         NOW THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and valuable consideration, the parties hereby agree as follows:

         1. Section 1 of the Revolving Credit and Security Agreement shall be amended to read in its entirely as follows:

            "Subject to the terms and conditions hereof and relying upon the representations and warranties of Borrower herein set forth, Lender shall make a revolving credit loan ("Loan") to Borrower, provided that the aggregate principal amount of all Loans at any one time outstanding to the Borrower shall not exceed the sum of ONE MILLION ($1,000,000.00) DOLLARS. Within such limits of amount, and subject to the other provisions of this Agreement, the Borrower may borrow, repay, and reborrow pursuant to this Section 1. The proceeds of the Loan shall only be used for the development of the Facilities pursuant to the Land Contracts. At any time when Borrower wishes to borrow any amounts under the Loan, Borrower will notify Lender of the amount requested and the proposed use of the proceeds, and, subject to Lender's approval, Lender will use its best efforts to remit the amount requested to Borrower within ten (10) business days of the request."

         2. Except as expressly amended hereby, the Revolving Credit and Security Agreement shall remain unchanged in all respects and shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this First Amendment on the date first above written.

Borrower:                                    Lender:


                                             INTEGRATED LIVING
                                             COMMUNITIES RETIREMENT
                                             MANAGEMENT, INC.


By:  /s/ Lori Zito                           By:  /s/ Edward J. Komp
     ----------------------------                 ------------------------------
          Lori Zito d/b/a                    Name:    Edward J. Komp
          Elderly Development Company              -----------------------------
                                             Title:   CEO
                                                    ---------------------------